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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2003

INTERACTIVECORP
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20570 (Commission File Number)	59-2712887 (I.R.S. Employer Identification No.)
152 West 57th Street, New York, NY 10019 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

        On August 5, 2003, the Registrant issued a press release announcing its results for the quarter ended June 30, 2003. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.

        The document filed pursuant to this Item 5 is also furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits.

  99.1
  Press Release of InterActiveCorp dated August 5, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

        A copy of the Registrant's supplemental information, appearing in Exhibit 99.2 hereto, is furnished pursuant to Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERACTIVECORP
By:	/s/ DARA KHOSROWSHAHI
	Name:	Dara Khosrowshahi
	Title:	Executive Vice President and Chief Financial Officer
Date: August 5, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of InterActiveCorp dated August 5, 2003.
99.2	Supplemental Information.

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX